SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 7, 2002

KNOLOGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-32647	58-2424258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1241 O. G. Skinner Drive, West Point, Georgia 31833
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (706) 645-8553

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits

Exhibit Number	Exhibit Description
99.1	Press Release dated November 7, 2002.

Item 9.    Regulation FD Disclosure.

On November 7, 2002, Knology, Inc. issued a press release announcing the completion of its restructuring. The text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. With the completion of the restructuring, the reorganization plan of Knology, Inc.’s wholly owned subsidiary, Knology Broadband, Inc., became effective on November 6, 2002, and Knology Broadband has emerged from Chapter 11 proceedings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNOLOGY, INC.

Date: November 8, 2002	By:	/S/ CHAD S. WACHTER
Chad S. Wachter Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Exhibit Description
99.1	Press Release dated November 7, 2002.